UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HAIN	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On October 28, 2021, The Hain Celestial Group, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders. The matters voted upon and the voting results are set forth below.

Proposal No. 1 – Election of Directors

The following eight director nominees were elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, based upon the following vote:

	For	Against	Abstain	Broker Non-Votes
Richard A. Beck	83,677,744	216,139	88,272	3,628,494
Celeste A. Clark, Ph.D.	83,438,231	494,177	49,747	3,628,494
Dean Hollis	82,340,417	1,553,262	88,476	3,628,494
Shervin J. Korangy	83,633,977	259,204	88,974	3,628,494
Mark L. Schiller	83,634,023	257,629	90,503	3,628,494
Michael B. Sims	83,266,226	625,046	90,883	3,628,494
Glenn W. Welling	83,186,814	705,432	89,909	3,628,494
Dawn M. Zier	81,686,343	2,247,245	48,567	3,628,494

Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended June 30, 2021 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
81,940,042	1,809,554	232,559	3,628,494

Proposal No. 3 – Ratification of Appointment of Registered Independent Accountants

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s registered independent accountants for the fiscal year ending June 30, 2022 was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
85,127,333	2,425,406	57,910	0

Proposal No. 4 – Stockholder Proposal to Require an Independent Board Chair

The stockholder proposal to require an independent Board Chair was not approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
32,452,363	51,374,921	154,871	3,628,494

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2021

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ Kristy Meringolo
Name:	Kristy Meringolo
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer